Exhibit 99.3

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Amendment No. 1 to the Annual Report on Form 10-KSB/A of Levcor International, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Levinson, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/   ROBERT A. LEVINSON
    ------------------------------------------------
    Name:  Robert A. Levinson
    Title: Chairman of the Board, President
           and Chief Executive Officer


April 29, 2003